Joint Arrangements (Tables)	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of joint ventures
Summarized below is the financial information for HCML accounted for using the equity method.
Results of Operations

For the years ended December 31,	2024	2023
Revenue	736	615
Expenses	605	545
Net Earnings (Loss)	131	70
Balance Sheet

As at December 31,	2024	2023
Current Assets (1)	441	334
Non-Current Assets	1,594	1,751
Current Liabilities	188	140
Non-Current Liabilities	1,046	1,188
Net Assets	801	757
(1)Includes cash and cash equivalents of $108 million (December 31, 2023 – $111 million).
Summarized aggregate financial information is shown below:

For the years ended December 31,	2024	2023
Cenovus's Share of Net Earnings (Loss)	(16)	(1)
Cenovus's Share of Other Comprehensive Income (Loss)	(2)	(2)
Cenovus's Share of Total Other Comprehensive Income (Loss)	(18)	(3)